                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                           Class A           Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                              7,619,548.61      655,634.56      876,196.60         9,151,379.78
        Deficiency Amounts                                                0.00            0.00                                 0.00
        Additional Interest                                               0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                    197,444,195.19   16,453,588.91   21,154,829.22       235,052,613.32

(iv)    Collections of Finance Charge Receivables                22,036,926.64    1,836,400.06    2,361,109.78        26,234,436.48

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest              1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                               Adjusted Interest              1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                                           Series

        Floating Investor Percentage                       8.07%        84.00%           7.00%           9.00%              100.00%
        Fixed Investor Percentage                          8.07%        84.00%           7.00%           9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                    96.22%
                  30 to 59 days                                                                                               1.22%
                  60 to 89 days                                                                                               0.86%
                  90 or more days                                                                                             1.70%
                                                                                                                  ------------------
                                Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                                   6,292,810.29      524,397.86      674,232.67         7,491,440.82

(viii)  Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)     Servicing Fee                                             1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          20,870,259.98    1,739,178.39    2,236,109.22        24,845,547.59

(xxii)  Certificate Rate                                              6.75625%        6.97625%        7.25125%

-----------------------------------------------------------------------------------------------------------------------------------



        By:
                  ---------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                      Distribution Date: 8/15/00

Section 5.2 - Supplement                                        Class A            Class B        Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00              0.00             0.00                0.00

(ii)    Monthly Interest Distributed                           6,221,859.38        533,926.24       722,213.08        7,477,998.69
        Deficiency Amounts                                             0.00              0.00                                 0.00
        Additional Interest                                            0.00              0.00                                 0.00
        Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)   Collections of Principal Receivables                 162,186,303.19     13,515,478.26    17,377,150.92      193,078,932.36

(iv)    Collections of Finance Charge Receivables             18,101,761.17      1,508,474.85     1,939,479.66       21,549,715.68

(v)     Aggregate Amount of Principal Receivables                                                                20,648,518,058.19

                               Investor Interest           1,150,000,000.00     95,833,000.00   123,214,619.00    1,369,047,619.00
                               Adjusted Interest           1,150,000,000.00     95,833,000.00   123,214,619.00    1,369,047,619.00

                                                           Series

        Floating Investor Percentage                       6.63%     84.00%             7.00%            9.00%             100.00%
        Fixed Investor Percentage                          6.63%     84.00%             7.00%            9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                    96.22%
                 30 to 59 days                                                                                               1.22%
                 60 to 89 days                                                                                               0.86%
                 90 or more days                                                                                             1.70%
                                                                                                                 ------------------
                               Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                                5,169,094.17        430,756.35       553,833.02        6,153,683.53

(viii)  Investor Charge-Offs                                           0.00              0.00             0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00             0.00

(x)     Servicing Fee                                            958,333.33         79,860.83       102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       1,150,000,000.00     95,833,000.00   123,214,619.00    1,369,047,619.00

(xiv)   LIBOR                                                                                                             6.62625%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                       17,143,427.84      1,428,614.02     1,836,800.81       20,408,842.66

(xxii)  Certificate Rate                                           6.71625%          6.91625%         7.27625%

-----------------------------------------------------------------------------------------------------------------------------------



             By:
                 ---------------------------------------
           Name: Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                      Distribution Date: 8/15/00
                                                       Period Type: Accumulation

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                      1,500,000,000.00              0.00    68,182,091.00      1,568,182,091.00

(ii)    Monthly Interest Distributed                           7,875,000.00        458,095.13       678,779.39          9,011,874.51
        Deficiency Amounts                                             0.00              0.00                                   0.00
        Additional Interest                                            0.00              0.00                                   0.00
        Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)   Collections of Principal Receivables                 211,547,351.99     12,019,697.45    16,827,668.80        240,394,718.23

(iv)    Collections of Finance Charge Receivables             23,610,992.83      1,341,529.39     1,878,151.46         26,830,673.68

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                               Investor Interest           1,500,000,000.00     85,227,000.00   119,318,455.00      1,704,545,455.00
                               Adjusted Interest           1,500,000,000.00     85,227,000.00   119,318,455.00      1,704,545,455.00

                                                           Series

        Floating Investor Percentage                       8.26%     88.00%             5.00%            7.00%               100.00%
        Fixed Investor Percentage                          8.26%     88.00%             5.00%            7.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     96.22%
                  30 to 59 days                                                                                                1.22%
                  60 to 89 days                                                                                                0.86%
                  90 or more days                                                                                              1.70%
                                                                                                                   -----------------
                               Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                                6,742,296.74        383,083.82       536,320.29          7,661,700.84

(viii)  Investor Charge-Offs                                           0.00              0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00             0.00

(x)     Servicing Fee                                          1,250,000.00         71,022.50        99,432.05          1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.52%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                   0.00     85,227,000.00    51,136,364.00        136,363,364.00

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                       22,402,461.83      1,270,506.89     1,778,719.41         25,451,688.13

(xxii)  Certificate Rate                                           6.30000%          6.45000%         7.12625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  ----------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                      Distribution Date: 8/15/00
                                                       Period Type: Amortization

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                0.00                0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                                 0.00          117,076.40       88,199.02            205,275.41
        Deficiency Amounts                                           0.00                0.00                                  0.00
        Additional Interest                                          0.00                0.00                                  0.00
        Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)   Collections of Principal Receivables                35,257,892.00        2,938,110.66    3,777,678.35         41,973,681.00

(iv)    Collections of Finance Charge Receivables            2,034,480.55          327,925.21      233,644.53          2,596,050.28

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest           129,250,000.00       20,833,000.00   14,843,373.63        164,926,373.63
                               Adjusted Interest           129,250,000.00       20,833,000.00   14,843,373.63        164,926,373.63

                                                           Series

        Floating Investor Percentage                       0.80%   78.37%              12.63%           9.00%               100.00%
        Fixed Investor Percentage                          1.44%   84.00%               7.00%           9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                 -------------------
                               Total Receivables                                                                            100.00%

(vii)   Investor Default Amount                                580,961.24           93,641.51       66,718.95            741,321.70

(viii)  Investor Charge-Offs                                         0.00                0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00                0.00            0.00

(x)     Servicing Fee                                          107,708.33           17,360.83       12,369.48            137,438.64

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.52%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       129,250,000.00       20,833,000.00   14,843,373.63        164,926,373.63

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Interest Funding Account Balance                       729,939.38                                                729,939.38

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall                                                                                 0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       3,638.16

(xix)   Available Funds                                      1,930,410.38          310,564.38      221,275.05          2,462,249.80

(xx)    Certificate Rate                                         6.77700%            6.97625%        7.37625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 ------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00            0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                             3,280,020.83      281,390.63       370,979.91          3,932,391.37
        Deficiency Amounts                                               0.00            0.00                                   0.00
        Additional Interest                                              0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)   Collections of Principal Receivables                    84,618,940.80    7,051,578.40     9,066,315.19        100,736,834.38

(iv)    Collections of Finance Charge Receivables                9,444,397.13      787,033.09     1,011,899.70         11,243,329.93

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                               Investor Interest               600,000,000.00   50,000,000.00    64,285,715.00        714,285,715.00
                               Adjusted Interest               600,000,000.00   50,000,000.00    64,285,715.00        714,285,715.00

                                                              Series

        Floating Investor Percentage                          3.46%     84.00%           7.00%            9.00%              100.00%
        Fixed Investor Percentage                             3.46%     84.00%           7.00%            9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.22%
                 30 to 59 days                                                                                                 1.22%
                 60 to 89 days                                                                                                 0.86%
                 90 or more days                                                                                               1.70%
                                                                                                                   -----------------
                               Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                                  2,696,918.70      224,743.22       288,955.58          3,210,617.50

(viii)  Investor Charge-Offs                                             0.00            0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00             0.00

(x)     Servicing Fee                                              500,000.00       41,666.67        53,571.43            595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           600,000,000.00   50,000,000.00    64,285,715.00        714,285,715.00

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          8,944,397.13      745,366.43       958,328.27         10,648,091.83

(xxii)  Certificate Rate                                             6.78625%        6.98625%         7.22625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                 0.00               0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                          2,580,833.33         151,230.58       233,125.34         2,965,189.25
        Deficiency Amounts                                            0.00               0.00                                  0.00
        Additional Interest                                           0.00               0.00             0.00                 0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables                 70,515,784.00       4,006,565.82     5,609,223.03        80,131,572.84

(iv)    Collections of Finance Charge Receivables             7,870,330.94         447,176.46       626,050.50         8,943,557.90

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest            500,000,000.00      28,409,000.00    39,772,819.00       568,181,819.00
                               Adjusted Interest            500,000,000.00      28,409,000.00    39,772,819.00       568,181,819.00

                                                           Series

        Floating Investor Percentage                       2.75%     88.00%              5.00%            7.00%              100.00%
        Fixed Investor Percentage                          2.75%     88.00%              5.00%            7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                  ------------------
                                Total Receivables                                                                           100.00%

(vii)   Investor Default Amount                               2,247,432.25         127,694.61       178,773.43         2,553,900.28

(viii)  Investor Charge-Offs                                          0.00               0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00             0.00

(x)     Servicing Fee                                           416,666.67          23,674.17        33,144.02           473,484.85

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        500,000,000.00      28,409,000.00    39,772,819.00       568,181,819.00

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                       7,453,664.28         423,502.30       592,906.48         8,470,073.05

(xxii)  Certificate Rate                                          6.19400%           6.38800%         7.27625%

------------------------------------------------------------------------------------------------------------------------------------


        By:
                 -----------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                      Distribution Date: 8/15/00
                                                       Period Type: Amortization

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00             0.00              0.00                 0.00

(ii)    Monthly Interest Distributed                           13,826,666.67       369,276.40        490,328.22        14,686,271.29
        Deficiency Amounts                                              0.00             0.00                                   0.00
        Additional Interest                                             0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)   Collections of Principal Receivables                  112,825,254.39     9,402,010.51     12,088,514.22       134,315,779.13

(iv)    Collections of Finance Charge Receivables              12,592,529.51     1,049,366.97      1,349,210.09        14,991,106.57

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                               Investor Interest              800,000,000.00    66,666,000.00     85,714,953.00       952,380,953.00
                               Adjusted Interest              800,000,000.00    66,666,000.00     85,714,953.00       952,380,953.00

                                                           Series

        Floating Investor Percentage                       4.61%      84.00%            7.00%             9.00%              100.00%
        Fixed Investor Percentage                          4.61%      84.00%            7.00%             9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                     96.22%
                  30 to 59 days                                                                                                1.22%
                  60 to 89 days                                                                                                0.86%
                  90 or more days                                                                                              1.70%
                                                                                                                   -----------------
                              Total Receivables                                                                              100.00%

(vii)   Investor Default Amount                                 3,595,891.59       299,654.64        385,277.10         4,280,823.33

(viii)  Investor Charge-Offs                                            0.00             0.00              0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00              0.00

(x)     Servicing Fee                                             666,666.67        55,555.00         71,429.13           793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.56%

(xii)   Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          800,000,000.00    66,666,000.00     85,714,953.00       952,380,953.00

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                        9,485,998.22                                            9,485,998.22

(xvi)   Accumulation Shortfall                                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                                   0.00

(xviii) Principal Investment Funding Shortfall                                                                                  0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       49,635.43

(xix)   Available Funds                                        21,461,496.50       993,811.97      1,277,780.97        23,733,089.43

(xx)    Certificate Rate                                            6.73552%         6.87625%          7.10125%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                  -------------------------------------
        Name:     Patricia M. Garvey
        Title:    Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                            3,000,000.00       174,711.25       277,077.54         3,451,788.79
        Deficiency Amounts                                              0.00             0.00                                  0.00
        Additional Interest                                             0.00             0.00             0.00                 0.00
        Accrued and Unpaid Interest                                                                                            0.00

(iii)   Collections of Principal Receivables                   84,618,940.80     4,807,766.15     6,731,180.34        96,157,887.29

(iv)    Collections of Finance Charge Receivables               9,444,397.13       536,599.16       751,273.18        10,732,269.47

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest              600,000,000.00    34,090,000.00    47,728,182.00       681,818,182.00
                               Adjusted Interest              600,000,000.00    34,090,000.00    47,728,182.00       681,818,182.00

                                                             Series

        Floating Investor Percentage                         3.30%     88.00%            5.00%            7.00%              100.00%
        Fixed Investor Percentage                            3.30%     88.00%            5.00%            7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                  ------------------
                               Total Receivables                                                                            100.00%

(vii)   Investor Default Amount                                 2,696,918.70       153,229.93       214,531.71         3,064,680.34

(viii)  Investor Charge-Offs                                            0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)     Servicing Fee                                             500,000.00        28,408.33        39,773.49           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          600,000,000.00    34,090,000.00    47,728,182.00       681,818,182.00

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                         8,944,397.13       508,190.83       711,499.69        10,164,087.65

(xxii)  Certificate Rate                                            6.00000%         6.15000%         7.27625%

------------------------------------------------------------------------------------------------------------------------------------


        By:
                 -----------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00             0.00             0.00                 0.00

(ii)    Monthly Interest Distributed                            3,553,355.90       304,836.09       415,456.71         4,273,648.70
        Deficiency Amounts                                              0.00             0.00                                  0.00
        Additional Interest                                             0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)   Collections of Principal Receivables                   91,670,519.20     7,639,115.91     9,821,935.39       109,131,570.50

(iv)    Collections of Finance Charge Receivables              10,231,430.23       852,608.69     1,096,235.16        12,180,274.08

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest              650,000,000.00    54,166,000.00    69,643,524.00       773,809,524.00
                               Adjusted Interest              650,000,000.00    54,166,000.00    69,643,524.00       773,809,524.00

                                                             Series

        Floating Investor Percentage                         3.75%     84.00%            7.00%            9.00%              100.00%
        Fixed Investor Percentage                            3.75%     84.00%            7.00%            9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                  ------------------
                               Total Receivables                                                                            100.00%

(vii)   Investor Default Amount                                 2,921,661.92       243,468.83       313,038.20         3,478,168.95

(viii)  Investor Charge-Offs                                            0.00             0.00             0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)     Servicing Fee                                             541,666.67        45,138.33        58,036.27           644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          650,000,000.00    54,166,000.00    69,643,524.00       773,809,524.00

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                         9,689,763.56       807,470.36     1,038,198.89        11,535,432.81

(xxii)  Certificate Rate                                            6.78625%         6.98625%         7.47625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00              0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                           3,605,717.01        311,381.15      430,824.11          4,347,922.27
        Deficiency Amounts                                             0.00              0.00                                  0.00
        Additional Interest                                            0.00              0.00                                  0.00
        Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)   Collections of Principal Receivables                  91,670,519.20      7,639,115.91    9,821,935.39        109,131,570.50

(iv)    Collections of Finance Charge Receivables             10,231,430.23        852,608.69    1,096,235.16         12,180,274.08

(v)     Aggregate Amount of Principal Receivables                                                                 20,648,518,058.19

                               Investor Interest             650,000,000.00     54,166,000.00   69,643,524.00        773,809,524.00
                               Adjusted Interest             650,000,000.00     54,166,000.00   69,643,524.00        773,809,524.00

                                                            Series

        Floating Investor Percentage                        3.75%      84.00%            7.00%           9.00%               100.00%
        Fixed Investor Percentage                           3.75%      84.00%            7.00%           9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.22%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.86%
                 90 or more days                                                                                              1.70%
                                                                                                                  ------------------
                               Total Receivables                                                                            100.00%

(vii)   Investor Default Amount                                2,921,661.92        243,468.83      313,038.20          3,478,168.95

(viii)  Investor Charge-Offs                                           0.00              0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00            0.00

(x)     Servicing Fee                                            541,666.67         45,138.33       58,036.27            644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.49%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         650,000,000.00     54,166,000.00   69,643,524.00        773,809,524.00

(xiv)   LIBOR                                                                                                              6.62625%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                        9,689,763.56        807,470.36    1,038,198.89         11,535,432.81

(xxii)  Certificate Rate                                           6.88625%          7.13625%        7.77517%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                              4,100,026.04      353,248.70      500,136.72          4,953,411.46
        Deficiency Amounts                                                0.00            0.00                                  0.00
        Additional Interest                                               0.00            0.00                                  0.00
        Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)   Collections of Principal Receivables                    105,773,675.99    8,814,473.00   11,332,893.88        125,921,042.87

(iv)    Collections of Finance Charge Receivables                11,805,496.42      983,791.37    1,264,874.62         14,054,162.40

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                               Investor Interest                750,000,000.00   62,500,000.00   80,357,143.00        892,857,143.00
                               Adjusted Interest                750,000,000.00   62,500,000.00   80,357,143.00        892,857,143.00

                                                             Series

        Floating Investor Percentage                         4.32%       84.00%          7.00%           9.00%               100.00%
        Fixed Investor Percentage                            4.32%       84.00%          7.00%           9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.22%
                 30 to 59 days                                                                                                 1.22%
                 60 to 89 days                                                                                                 0.86%
                 90 or more days                                                                                               1.70%
                                                                                                                   -----------------
                               Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                                   3,371,148.37      280,929.03      361,194.47          4,013,271.87

(viii)  Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)     Servicing Fee                                               625,000.00       52,083.33       66,964.29            744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.49%

(xii)   Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)            750,000,000.00   62,500,000.00   80,357,143.00        892,857,143.00

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                          11,180,496.42      931,708.03    1,197,910.33         13,310,114.78

(xxii)  Certificate Rate                                              6.78625%        7.01625%        7.82625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A             Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00             0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                            2,725,295.14       234,488.44       321,920.59          3,281,704.16
        Deficiency Amounts                                              0.00             0.00                                   0.00
        Additional Interest                                             0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)   Collections of Principal Receivables                   70,515,784.00     5,876,221.31     7,555,356.70         83,947,362.01

(iv)    Collections of Finance Charge Receivables               7,870,330.94       655,850.42       843,260.25          9,369,441.61

(v)     Aggregate Amount of Principal Receivables                                                                  20,648,518,058.19

                               Investor Interest              500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00
                               Adjusted Interest              500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00

                                                             Series

        Floating Investor Percentage                        2.88%      84.00%           7.00%            9.00%               100.00%
        Fixed Investor Percentage                           2.88%      84.00%           7.00%            9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.22%
                 30 to 59 days                                                                                                 1.22%
                 60 to 89 days                                                                                                 0.86%
                 90 or more days                                                                                               1.70%
                                                                                                                   -----------------
                               Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                                 2,247,432.25       187,283.02       240,799.31          2,675,514.58

(viii)  Investor Charge-Offs                                            0.00             0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)     Servicing Fee                                             416,666.67        34,721.67        44,643.41            496,031.75

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.49%

(xii)   Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          500,000,000.00    41,666,000.00    53,572,096.00        595,238,096.00

(xiv)   LIBOR                                                                                                               6.62625%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                         7,453,664.28       621,128.75       798,616.84          8,873,409.86

(xxii)  Certificate Rate                                            6.76625%         6.98625%         7.52625%

------------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                         0.00                                            0.00

(ii)    Monthly Interest Distributed

        Class A Note Interest Requirement                             4,717,500.00
        Class B Note Interest Requirement                               279,708.54
        Net Class C Note Interest Requirement                           332,527.01                                    5,329,735.55

(iii)   Collections of Principal Receivables                                                                        136,223,801.84

(iv)    Collections of Finance Charge Receivables                                                                    15,204,062.72

(v)     Aggregate Amount of Principal Receivables                                                                20,648,518,058.19

                               Investor Interest                                                                    965,910,000.00
                               Adjusted Interest                                                                    965,910,000.00


        Floating Investor Percentage                                                                                         4.68%
        Fixed Investor Percentage                                                                                            4.68%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                    96.22%
                 30 to 59 days                                                                                               1.22%
                 60 to 89 days                                                                                               0.86%
                 90 or more days                                                                                             1.70%
                                                                                                               --------------------
                                                 Total Receivables                                                         100.00%

(vii)   Investor Default Amount                                                                                       4,341,634.56

(viii)  Investor Charge-Offs                                                                                                  0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                       0.00

(x)     Servicing Fee                                                                                                   804,925.00

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      13.49%

(xii)   Reallocated Monthly Principal                                                                                         0.00

(xiii)  Accumulation Shortfall                                                                                                0.00

(xiv)   Principal Funding Investment Proceeds                                                                                 0.00

(xv)    Principal Funding Investment Shortfall                                                                                0.00

(xvi)   Available Investor Finance Charge Collections                                                                14,399,137.72

(xxii)  Note  Rate                               Class A                  6.66000%
                                                 Class B                  6.95000%
                                                 Class C                  7.57625%






-----------------------------------------------------------------------------------------------------------------------------------



        By:
                 -----------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                        0.00

(ii)    Monthly Interest Distributed

        Class A Note Interest Requirement                                4,106,067.71
        Class B Note Interest Requirement                                  351,234.81
        Net Class C Note Interest Requirement                              426,817.18                                4,884,119.70

(iii)   Collections of Principal Receivables                                                                       125,921,022.70

(iv)    Collections of Finance Charge Receivables                                                                   14,054,160.15

(v)     Aggregate Amount of Principal Receivables                                                               20,648,518,058.19

                                Investor Interest                                                                  892,857,000.00
                                Adjusted Interest                                                                  892,857,000.00


        Floating Investor Percentage                                                                                        4.32%
        Fixed Investor Percentage                                                                                           4.32%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                   96.22%
                 30 to 59 days                                                                                              1.22%
                 60 to 89 days                                                                                              0.86%
                 90 or more days                                                                                            1.70%
                                                                                                               -------------------
                                                  Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                                                                      4,013,271.23

(viii)  Investor Charge-Offs                                                                                                 0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                      0.00

(x)     Servicing Fee                                                                                                  744,047.50

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     13.49%

(xii)   Reallocated Monthly Principal                                                                                        0.00

(xiii)  Accumulation Shortfall                                                                                               0.00

(xiv)   Principal Funding Investment Proceeds                                                                                0.00

(xv)    Principal Funding Investment Shortfall                                                                               0.00

(xvi)   Available Investor Finance Charge Collections                                                               13,310,112.65

(xxii)  Note  Rate                                Class A                    6.79625%
                                                  Class B                    6.97625%
                                                  Class C                    7.35625%






----------------------------------------------------------------------------------------------------------------------------------



        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                      Distribution Date: 8/15/00
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                             Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                            0.00                                        0.00

(ii)    Monthly Interest Distributed

        Class A Note Interest Requirement                                4,876,531.25
        Class B Note Interest Requirement                                  417,856.77
        Net Class C Note Interest Requirement                              508,300.12                                5,802,688.15

(iii)   Collections of Principal Receivables                                                                       151,105,311.86

(iv)    Collections of Finance Charge Receivables                                                                   16,865,001.63

(v)     Aggregate Amount of Principal Receivables                                                               20,648,518,058.19

                                Investor Interest                                                                1,071,429,000.00
                                Adjusted Interest                                                                1,071,429,000.00


        Floating Investor Percentage                                                                                        5.19%
        Fixed Investor Percentage                                                                                           5.19%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                   96.22%
                 30 to 59 days                                                                                              1.22%
                 60 to 89 days                                                                                              0.86%
                 90 or more days                                                                                            1.70%
                                                                                                             ---------------------
                                                  Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                                                                      4,815,928.17

(viii)  Investor Charge-Offs                                                                                                 0.00

(ix)    Reimbursed Investor Charge-Offs                                                                                      0.00

(x)     Servicing Fee                                                                                                  892,857.50

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     13.49%

(xii)   Reallocated Monthly Principal                                                                                        0.00

(xiii)  Accumulation Shortfall                                                                                               0.00

(xiv)   Principal Funding Investment Proceeds                                                                                0.00

(xv)    Principal Funding Investment Shortfall                                                                               0.00

(xvi)   Available Investor Finance Charge Collections                                                               15,972,144.13

(xxii)  Note  Rate                                Class A                    6.72625%
                                                  Class B                    6.91625%
                                                  Class C                    7.30625%






----------------------------------------------------------------------------------------------------------------------------------



        By:
                 ------------------------------------------------
        Name:    Patricia M. Garvey
        Title:   Vice President